Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT
JBG SMITH PROPERTIES
as of June 9, 2017

	Name of Subsidiary	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	1244 South Capitol Residential, L.L.C.	Delaware
5	1250 First Street Office, L.L.C.	Delaware
6	1400 Eads Street LLC	Delaware
7	1400 Eads Street Sub LLC	Delaware
8	151 Q Street Co-Investment, L.P.	Delaware
9	151 Q Street REIT, L.L.C.	Delaware
10	151 Q Street Residential, L.L.C.	Delaware
11	1776 Seed Investors, LP	Delaware
12	1800 Rockville Residential, L.L.C.	Delaware
13	35 New York Avenue, L.L.C.	Delaware
14	4900 Fairmont Residential, L.L.C.	Delaware
15	50 Patterson Office, L.L.C.	Delaware
16	51 N 50 Patterson Corporate Member, L.L.C.	Delaware
17	51 N 50 Patterson Holdings, L.L.C.	Delaware
18	51 N Residential, L.L.C.	Delaware
19	7900 Wisconsin Residential, L.L.C.	Delaware
20	Arna-Eads, L.L.C.	Delaware
21	Arna-Fern, L.L.C.	Delaware
22	Atlantic AB Holdings, L.L.C.	Delaware
23	Atlantic Residential A, L.L.C.	Delaware
24	Atlantic Residential C, L.L.C.	Delaware
25	Atlantic Retail B, L.L.C.	Delaware
26	Bowen Building, L.P.	Delaware
27	Central Place Office, L.L.C.	Delaware
28	CESC 1101 17th Street L.L.C.	Delaware
29	CESC 1101 17th Street Limited Partnership	Maryland
30	CESC 1101 17th Street Manager L.L.C.	Delaware
31	CESC 1150 17th Street L.L.C.	Delaware
32	CESC 1150 17th Street Manager L.L.C.	Delaware
33	CESC 1730 M Street L.L.C.	Delaware
34	CESC 2101 L Street L.L.C.	Delaware
35	CESC Commerce Executive Park L.L.C.	Delaware
36	CESC Crystal Square Four L.L.C.	Delaware
37	CESC Crystal/Rosslyn L.L.C.	Delaware
38	CESC District Holdings L.L.C.	Delaware
39	CESC Downtown Member L.L.C.	Delaware
40	CESC Engineering TRS Inc.	Delaware

41	CESC Gateway One L.L.C.	Delaware
42	CESC Gateway Two Limited Partnership	Virginia
43	CESC Gateway Two Manager L.L.C.	Virginia
44	CESC Gateway/Square L.L.C.	Delaware
45	CESC Gateway/Square Member L.L.C.	Delaware
46	CESC H Street L.L.C.	Delaware
47	CESC Mall L.L.C.	Virginia
48	CESC Mall Land L.L.C.	Delaware
49	CESC One Courthouse Plaza Holdings L.L.C.	Delaware
50	CESC One Courthouse Plaza L.L.C.	Delaware
51	CESC One Democracy Plaza L.P.	Maryland
52	CESC One Democracy Plaza Manager L.L.C.	Delaware
53	CESC Park Five Land L.L.C.	Delaware
54	CESC Park Five Manager L.L.C.	Virginia
55	CESC Park Four Land L.L.C.	Delaware
56	CESC Park Four Manager L.L.C.	Virginia
57	CESC Park One Land L.L.C.	Delaware
58	CESC Park One Manager L.L.C.	Delaware
59	CESC Park Three Land L.L.C.	Delaware
60	CESC Park Three Manager L.L.C.	Virginia
61	CESC Park Two L.L.C.	Delaware
62	CESC Park Two Land L.L.C.	Delaware
63	CESC Plaza Five Limited Partnership	Virginia
64	CESC Plaza Limited Partnership	Virginia
65	CESC Plaza Manager L.L.C.	Virginia
66	CESC Potomac Yard LLC	Delaware
67	CESC Square L.L.C.	Virginia
68	CESC TRS, Inc.	Delaware
69	CESC Two Courthouse Plaza Limited Partnership	Virginia
70	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
71	CESC Water Park L.L.C.	Virginia
72	Charles E. Smith Commercial Realty L.P.	Delaware
73	Crystal Tech Fund LP	Delaware
74	Fairways I Residential, L.L.C.	Delaware
75	Fairways II Residential, L.L.C.	Delaware
76	Fairways Residential REIT, L.L.C.	Delaware
77	Falkland Chase Residential I, L.L.C.	Delaware
78	Falkland Chase Residential II, L.L.C.	Delaware
79	Falkland Road Residential, L.L.C.	Delaware
80	Fifth Crystal Park Associates Limited Partnership	Virginia
81	First Crystal Park Associates Limited Partnership	Virginia
82	Florida Avenue Residential, L.L.C.	Delaware
83	Fort Totten North, L.L.C.	Delaware
84	Fourth Crystal Park Associates Limited Partnership	Virginia
85	H Street Building Corporation	Delaware
86	H Street Management LLC	Delaware

87	IB Associates Limited Partnership	Delaware
88	JBG Associates, L.L.C.	Delaware
89	JBG SMITH Properties	Maryland
90	JBG SMITH Properties GP LLC	Delaware
91	JBG SMITH Properties LP	Delaware
92	JBG Urban, L.L.C.	Delaware
93	JBG/1233 20th Street, L.L.C.	Delaware
94	JBG/1247 20th St. Lessee, L.L.C.	Delaware
95	JBG/1250 First Member, L.L.C.	Delaware
96	JBG/12511 Parklawn, L.L.C.	Delaware
97	JBG/1253 20th Street, L.L.C.	Delaware
98	JBG/1300 First Street, L.L.C.	Delaware
99	JBG/1600 K Member, L.L.C.	Delaware
100	JBG/1600 K, L.L.C.	District of Columbia
101	JBG/1831 Wiehle, L.L.C.	Delaware
102	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
103	JBG/1920 N, L.L.C.	Delaware
104	JBG/19th & N Holdings, L.L.C.	Delaware
105	JBG/19th Street, L.L.C.	Delaware
106	JBG/4900 Fairmont Member, L.L.C.	Delaware
107	JBG/55 New York Avenue, L.L.C.	Delaware
108	JBG/6th Street Associates, L.L.C.	Delaware
109	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
110	JBG/7200 Wisconsin, L.L.C.	Maryland
111	JBG/75 New York Option, L.L.C.	Delaware
112	JBG/7900 Wisconsin Member, L.L.C.	Delaware
113	JBG/Asset Management, L.L.C.	Delaware
114	JBG/Atlantic Fund, L.P.	Delaware
115	JBG/Atlantic GP, L.L.C.	Delaware
116	JBG/Atlantic Investor, L.L.C.	Delaware
117	JBG/Atlantic REIT, L.L.C.	Delaware
118	JBG/Bethesda Avenue, L.L.C.	Delaware
119	JBG/Commercial Management, L.L.C.	Delaware
120	JBG/Core I GP, L.L.C.	Delaware
121	JBG/Core I LP, L.L.C.	Delaware
122	JBG/Courthouse Metro, L.L.C.	Delaware
123	JBG/Development Group, L.L.C.	Delaware
124	JBG/Development Services, L.L.C.	Delaware
125	JBG/Fort Totten Member, L.L.C.	Delaware
126	JBG/Foundry Office REIT, L.L.C.	Delaware
127	JBG/Foundry Office, L.L.C.	Delaware
128	JBG/Fund IX Transferred, L.L.C.	Delaware
129	JBG/Fund VI Transferred, L.L.C.	Delaware
130	JBG/Fund VII Transferred, L.L.C.	Delaware
131	JBG/Fund VIII Legacy, L.L.C.	Delaware
132	JBG/Fund VIII Mergerco, L.L.C.	Delaware
133	JBG/Fund VIII Transferred, L.L.C.	Delaware
134	JBG/Fund VIII Trust	Maryland

135	JBG/Hatton Retail, L.L.C.	Delaware
136	JBG/HQ Member, L.L.C.	Delaware
137	JBG/Landbay G Member, L.L.C.	Delaware
138	JBG/Landbay G, L.L.C.	Delaware
139	JBG/L’Enfant Plaza Member, L.L.C.	Delaware
140	JBG/L’Enfant Plaza Mezzanine, L.L.C.	Delaware
141	JBG/LEP Southeast, L.L.C.	Delaware
142	JBG/Lionhead, L.L.C.	Delaware
143	JBG/N & Patterson Member, L.L.C.	Delaware
144	JBG/New York Avenue, L.L.C.	Delaware
145	JBG/Nicholson Lane East II, L.L.C.	Delaware
146	JBG/Nicholson Lane East, L.L.C.	Delaware
147	JBG/Nicholson Lane West, L.L.C.	Delaware
148	JBG/Nicholson Member, L.L.C.	Delaware
149	JBG/Pickett Office REIT, L.L.C.	Delaware
150	JBG/Pickett Office, L.L.C.	Delaware
151	JBG/Residential Management, L.L.C.	Delaware
152	JBG/Reston Executive Center, L.L.C.	Delaware
153	JBG/Retail Management, L.L.C.	Maryland
154	JBG/Rosslyn Gateway North, L.L.C.	Delaware
155	JBG/Rosslyn Gateway South, L.L.C.	Delaware
156	JBG/Shay Retail, L.L.C.	Delaware
157	JBG/Sherman Member, L.L.C.	Delaware
158	JBG/Summit Member, L.L.C.	Delaware
159	JBG/Summit, L.L.C.	Delaware
160	JBG/Tenant Services, L.L.C.	Delaware
161	JBG/Twinbrook Metro, L.L.C.	Maryland
162	JBG/UDM Legacy, L.L.C.	Delaware
163	JBG/UDM Mergerco, L.L.C.	Delaware
164	JBG/UDM Transferred, L.L.C.	Delaware
165	JBG/Urban TRS, L.L.C.	Delaware
166	JBG/VNO Holdings, L.L.C.	Delaware
167	JBG/West Half Residential Member L.L.C.	Delaware
168	JBG/Woodbridge REIT, L.L.C.	Delaware
169	JBG/Woodbridge Retail, L.L.C.	Delaware
170	JBG/Woodbridge, L.L.C.	Delaware
171	JBG/Woodmont II, L.L.C.	Delaware
172	JBGS Employee Company, L.L.C.	Delaware
173	JBGS/Company Manager L.L.C.	Delaware
174	JBGS/Fund IX OP Mergerco, L.L.C.	Delaware
175	JBGS/Fund VI OP Mergerco, L.L.C.	Delaware
176	JBGS/Fund VII OP Mergerco, L.L.C.	Delaware
177	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
178	JBGS/OP Management Services, L.L.C.	Delaware
179	JBGS/OP Mergerco, L.L.C.	Delaware
180	JBGS/Recap GP, L.L.C.	Delaware
181	JBGS/Recap, L.L.C.	Delaware
182	JBGS/TRS, L.L.C.	Delaware
183	Kaempfer Management Services, LLC	Delaware
184	Landbay G Corporate Member, L.L.C.	Delaware

185	Landbay G Declarant, L.L.C.	Virginia
186	LBG Parcel A, L.L.C.	Delaware
187	LBG Parcel B, L.L.C.	Delaware
188	LBG Parcel C, L.L.C.	Delaware
189	LBG Parcel D, L.L.C.	Delaware
190	LBG Parcel E, L.L.C.	Delaware
191	LBG Parcel F, L.L.C.	Delaware
192	LBG Parcel G, L.L.C.	Delaware
193	New Kaempfer 1501 LLC	Delaware
194	New Kaempfer IB LLC	Delaware
195	New Kaempfer Waterfront LLC	Delaware
196	New York Avenue Lessee, L.L.C.	Delaware
197	North Bethesda Lessee, L.L.C.	Delaware
198	North Glebe Office, L.L.C.	Delaware
199	Palisades 1399 New York Avenue TIC Owner LLC	Delaware
200	Park One Member L.L.C.	Delaware
201	Potomac Creek Associates, L.L.C.	Delaware
202	Sinewave Ventures Fund I, L.P.	Delaware
203	South Capitol L.L.C.	Delaware
204	The Commerce Metro Center Association of Co-Owners	Virginia
205	Third Crystal Park Associates Limited Partnership	Virginia
206	Twinbrook Commons Office, L.L.C.	Delaware
207	Twinbrook Commons Residential 1B, L.L.C.	Delaware
208	Twinbrook Commons Residential North, L.L.C.	Delaware
209	Twinbrook Commons Residential South, L.L.C.	Delaware
210	Twinbrook Commons Residential West, L.L.C.	Delaware
211	Twinbrook Commons, L.L.C.	Delaware
212	Twinbrook Phase 1A Associates, L.L.C.	Delaware
213	UBI Management LLC	Delaware
214	Universal Bldg., North, Inc.	District of Columbia
215	Universal Building, Inc.	District of Columbia
216	VNO 1229-1231 25th Street LLC	Delaware
217	VNO 1399 Holding LLC	Delaware
218	VNO 1399 New York Avenue TIC Owner LLC	Delaware
219	VNO 220 S 20th Street LLC	Delaware
220	VNO 220 S. 20th Street Member LLC	Delaware
221	VNO Ashley House LLC	Delaware
222	VNO Ashley House Member LLC	Delaware
223	VNO Courthouse I LLC	Delaware
224	VNO Courthouse II LLC	Delaware
225	VNO Crystal City TRS, Inc.	Delaware
226	VNO Hotel L.L.C.	Delaware
227	VNO James House LLC	Delaware
228	VNO James House Member LLC	Delaware
229	VNO Pentagon Plaza LLC	Virginia
230	VNO Potomac House LLC	Delaware

231	VNO Potomac House Member LLC	Delaware
232	VNO South Capitol LLC	Delaware
233	VNO/HQ Member LLC	Delaware
234	Vornado 17th Street Holdings, L.P.	Delaware
235	Vornado 17th Street LLC	Delaware
236	Vornado Bowen GP LLC	Delaware
237	Vornado Bowen II LLC	Delaware
238	Vornado Bowen LLC	Delaware
239	Vornado CESCR Gen-Par, LLC	Delaware
240	Vornado Crystal City L.L.C.	Delaware
241	Vornado IB Holdings LLC	Delaware
242	Vornado KMS Holdings LLC	Delaware
243	Vornado Warner Acquisition LLC	Delaware
244	Vornado Warner GP LLC	Delaware
245	Vornado Warner Holdings, L.P.	Delaware
246	Vornado Warner LLC	Delaware
247	Vornado Waterfront Holdings LLC	Delaware
248	Vornado/ Charles E. Smith L.P.	Virginia
249	Vornado/ Charles E. Smith Management L.L.C.	Virginia
250	Warner Investments, L.P.	Delaware
251	Washington CESC TRS, Inc.	Delaware
252	Washington CT Fund GP LLC	Delaware
253	Washington Mart TRS Inc.	Delaware
254	Waterfront 375 M Street, LLC	Delaware
255	Waterfront 425 M Street, LLC	Delaware
256	West Half Residential II, L.L.C.	Delaware
257	West Half Residential III, L.L.C.	Delaware